SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 8, 2002


                           BigStar Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                     00000-26793                     13-3995258
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 State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


                 19 Fulton Street, 5th Floor, New York, New York      10038
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                     (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (212) 981-6300
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Item 5.  OTHER EVENTS

         On February 8, 2002, the Board of Directors of BigStar Entertainment, Inc. ("BigStar") terminated the letter of intent with Athlete.com, Inc. and all further negotiations with respect to the previously announced merger transaction between the two parties. BigStar will continue to pursue other opportunities. In order to maximize flexibility in pursuing other opportunities, BigStar has suspended operations of its website.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BIGSTAR ENTERTAINMENT, INC.


Date:  February 13, 2002       By: /s/ David Friedensohn
                                   -----------------------------------------
                                   David Friedensohn, Chief Executive Officer
                                   (Principal Executive Officer)


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